UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 E. Michigan St. Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code (414) 765- 5384

Date of fiscal year end: May 31, 2009

Date of reporting period: May 31, 2009

Item 1.	Reports to Stockholders.

The Marketfield Fund

Annual Report

May 31, 2009

Investment Adviser

Marketfield Asset Management, LLC

292 Madison Avenue

14th Floor

New York, NY 10017

www.marketfield.com

Dear Shareholders,

May 31st marked the end of the fiscal year for Marketfield Fund and the close of an extraordinary period in finance and the economy. Capital markets had record price movements in both directions, with global economic activity following the first (downward) phase with historic intensity. Whether, as we expect, economic activity will follow the rebound phase in financial markets remains to be seen.

For the fiscal year ended May 31, 2009, the Fund showed a loss of 5.36% as compared with the loss of 32.57% for the S&P 500 Index. The May 31, 2009 closing net asset value of $10.18 per share exceeded the October 11, 2007 closing NAV of $10.08, the day that the S&P 500 hit its all time high of 1,554.41. Needless to say, the period since that time has been trying for nearly everyone involved in investment management business. We have seen and continue to see a degree of emotional trauma among advisors and clients that goes well beyond anything in our experience. The actual losses and volatility of the past year do not, in and of themselves, seem sufficient to induce the sort of psychological damage that occurred. The effects were compounded by the clear breakdown of most core investment precepts that had come to be regarded as sacrosanct by many members of the investing community. The process could almost be characterized as a large scale loss of faith.

The events of 2008 marked a culmination of an era marked by the steady expansion of balance sheet leverage among financial institutions and households. We have characterized the period between 2003 and 2008 as a classic inventory cycle, with the accumulated inventories mostly comprising securities and their favored collateral form, property of all sorts. This cycle had its roots in a major policy error on the part of the Federal Reserve, with real short term rates being held at artificially low levels for about two years longer than conditions warranted. The consequently steep yield curve and windfall profits for financial leverage prompted a pandemic of reckless lending, borrowing, and a highly unstable short term funding structure beneath all of it.

As markets providing funding for the inventory of exotic and largely illiquid securities began to decay, a growing pattern of forced liquidation developed throughout the first three quarters of 2008. Following the failure of Lehman Brothers that trend turned into a full scale panic, effectively shutting down global finance for more than a month. Economic activity followed close behind.

In the wake of October’s collapse, the Federal Reserve Board acted (properly in our view, albeit two years late) to replace the funding structure for financial institutions with an historic expansion of its own balance sheet. This had the desired effect of attenuating the cycle of forced liquidation and restoring some modicum of two sided trade within financial markets. A process of healing ensued, beginning with the safest portions of credit markets and expanding to eventually include high yield bonds and equity markets.

As always, insight is much simpler when it concerns the past rather than the future, to which we now turn. We will begin our look ahead with several observations, some of which we expect to bear on our investment policy going forward.

– The restoration of liquidity in capital markets and the banking system should allow economic activity to begin returning toward more normal levels during the next several months. Because the preceding decline in activity was extraordinarily steep, the recovery will appear as powerful, if not more so, than the typical post-war sequence. Our expectation of a V shaped recovery is our most important but also probably the most controversial of our opinions.

– The actions of the Federal Reserve to dramatically increase the scope of its own balance sheet in the wake of the Lehman panic were absolutely necessary as a means of avoiding a full scale run on money markets and depository institutions. This observation is not meant to endorse the present structure of central banking or its methods. The fact is that we have, for better or for worse, a monetary system based upon Federal Reserve credit and fractional reserve banking which was on the verge of collapse nine months ago. Despite the obvious drawbacks of such a system, a sequence of collapse and salvage is not the path to useful change. We are mindful of the longer term inflationary implications of the Federal Reserve’s emergency “credit easing” policy but do not see these as yet representing a driving thematic for our current portfolio.

In contrast to the actions of the Federal Reserve, those undertaken by Congress in the name of economic stimulus will, as always, turn out to have been a waste of time and money. Their lasting effect will be to distort the distribution of resources within our economy and thereby ensure a long term real growth rate that is below what it would have been in the absence of political intervention. The notion that prosperity is enhanced via the transfer of resources from private citizens to members of Congress, who can then disburse them in ways different from what their original owners would have chosen, is absurd. Like smoking and DWI, it is an activity that continues in the face of contraindicative evidence.

If the deployment of resources by members of Congress actually improved the nation’s economic performance, it would make sense to create a special department for those members possessed of this insight in order to keep them in the decision making capacity after their terms ended. We could all voluntarily cede the capital allocation role to this uniquely gifted group, secure in the knowledge that we will be richer for it.

– In a similar vein, the rush to construct a regulatory apparatus that will prevent a repeat of the 2008 is a waste of time and ultimately harmful. We can guarantee that it will be a very long time before the reckless acquisition of substandard mortgages presents a systemic risk to financial institutions and yet we can guarantee that a massive regulatory apparatus will be constructed that attempts to deny the possibility of such a repeat. As we have seen from the last cycle that threw up Sarbanes-Oxley and a host of regulatory reforms governing the production of Wall Street research, the search for a regulatory fix of the last scandalous wave of activity in no way protects the financial system from another wave of malfeasance or stupidity arising in a different sphere of capital markets.

Similarly it is our belief that the legislation that emerges from today’s Congressional retrospective will be completely irrelevant in influencing the next cycle of excess and may, in fact, contribute to its development. Proper incentives rather than regulation are the only way to effectively shape behavior. If the directors and officers of all insured depository institutions were personally liable for any loss to depositors or the FDIC, attitudes toward risk would change overnight. Consumers of financial services, be they professional or retail, must also bear some of the burden since poorly designed financial products are bought as well as sold.

– The notion that some uber-regulator is needed to prevent the systemic risks that arose in the 2003-2008 cycle, is, like most everything coming out of the current Congress, somewhere between naive and ridiculous. Large scale manias develop repeatedly because at the time of their ascent there is a general belief that the principles underlying the enthusiasm (and subsequent over-enthusiasm) are perfectly sound. In retrospect, everyone is a sage, but at the critical moment when a bullish trend transforms into a dangerous, far reaching set of delusions, anyone who questions its validity is regarded as a fool. From the Japanese “miracle”, where 100x price earning multiples were justified by the arcane cultural differences that “Westerners” could not fully understand, to dot-com valuations based solely on “eyeballs” not profits, to the well accepted fact that house prices never declined and any real risk that did arise could be mitigated by the right mathematical approach, the great delusions of the past two decades were not promoted by boiler room operators or late night infomercials, but were solemnly proclaimed from the podiums of every business school and think tank around the world.

Any regulator attempting to raise the warning flag before problems were evident would have faced ridicule from supporters of the enterprise in question.

– The U.S. economy will be increasingly shaped by the intrusions of government. These will both distort and suppress the cyclical recovery that we are anticipating. The two general categories of interference by government that are the most harmful and the most consequential for investors are the thwarting of competition and the fixing of prices. Nearly every objectionable legislative or regulatory initiative falls into one or both of these categories. Because competition and free market pricing are the basis of our system of economic exchange i.e., capitalism, any attempt to subject these to political control will distort the distribution of resources and undermine the efficiency and productivity of the economy as a whole. The fact that the ultimate burden will be borne most heavily by those attempting to work their way out of poverty is the tragic aspect.

– The frantic rush to overhaul the structure of the healthcare system perfectly illustrates the subordination of sound economic principle for political ends. Legislation to expand the reach of “insurance” ignores the fact that the proliferation of third party payment schemes (most of which are mistakenly termed insurance) has so distorted pricing and service delivery that both costs and access are untenable.

The current system of tax advantaged, third party payment has none of the characteristics of real insurance, which attempts to protect against rare, calamitous events by spreading their risk among a large group, the vast majority of whom will never experience the insurable event. Access to healthcare could be made much fairer and more efficient by the introduction of national competition among insurance providers and the treatment of health insurance provided by employers as a taxable benefit. A large move toward less expensive policies that protected against major illness or accident would occur once the tremendous tax advantage of having all care paid for by a third party was removed. This would open the system to the beneficial effects of nearly limitless individual choice and variety that occur naturally when markets are allowed to function. Pricing of routine care would come down dramatically as service providers were forced to compete for patients who were spending their own money. For those unable to afford the payment of deductible amounts, government could provide most of the money directly to them without distorting anything in the system of price or competition. The appropriation of funds to individuals to pay for medical services that they could not otherwise afford would become a specific political question that could be addressed in its appropriate legislative forum without distorting the natural efficiencies of a largely free marketplace.

The main impediment to the adoption of such reforms is the loss of power that would occur among regulators and legislators. With a lessened ability to engender specific outcomes and control the flow of payments throughout the system, there would be less need for massive campaign contributions and lobbying expenditures among healthcare providers. Political pressure against these sorts of reforms would also be brought to bear by those who have been privileged to enjoy fully paid, tax free, comprehensive medical coverage provided by a third party.

The discussion of healthcare policy is meant to illustrate the complexity of the task facing investors in an era of intrusive government action. Policy advice is not our job. Positioning funds in a manner that will benefit from likely outcomes is where our responsibilities lie. In the case of healthcare, the endless political permutations with potential influence on reimbursement rates, prices, insurance mandates, government sponsored competition, patent law, malpractice awards and countless other critical areas makes it nearly impossible to consider the fundamental condition of the industry in light of more general, macroeconomic and market forces. It is interesting to watch the sector rally strongly each time it looks as though the more radical legislative proposals will not make it through Congress. Investing in these areas has become a matter of political guesswork, for which we claim no useful insight. As a consequence, we have steered clear of the entire sector.

The real difficulty with investing in an environment of political heavy-handedness is not understanding the outcomes, but getting the timing close enough to be practically useful in an investment sense. In this regard, patience becomes one of the primary requisites for anyone attempting to invest along these broad, thematic lines.

The distortions created by Fannie Mae and Freddie Mac were apparent to many observers in and out of government, but took decades to reach their inevitable conclusion in the mortgage crisis of 2007-2008. House price speculation was evident in 2003, but persisted (and accelerated) for four more years. California and New York have suffered unsustainable political, fiscal and regulatory regimes for a generation or more and have only recently begun to circle the drain. Venezuela is not yet on par economically or socially with North Korea, even though that will be the ultimate outcome of their current political course. In these and countless other examples, the inevitable results of misguided policy are not difficult to recognize. Investing for these final outcomes while the markets and economy are still years away from reflecting the full effects is, however, a ruinous exercise.

Thus far, new political intrusions in the U.S. economy have been somewhat confined, allowing the forces of a recovering economy to prevail in most corners of the capital markets. The dangers on the horizon lie in misguided interventions in matters that have effects across the entire economy. These include tax policy, carbon emissions controls and international trade. All of the current proposals pertaining to these areas are unambiguously harmful to long run prospects for growth. A new regulator charged with the identification and prevention of systemic risk could start its career with the simple observation that increases in tax rates have, at present, the potential to do more long term economic harm than the recent property bubble. Such a warning would, no doubt, be met with derision in some quarters.

As we approach the beginning of the third quarter, we find ourselves navigating between two macroeconomic currents. On the one hand we see the restorative forces of capital markets’ and monetary liquidity setting the stage for a surprisingly vigorous recovery in overall economic activity. Opposing these beneficial forces are a reckless spending path and a number of regulatory and tax initiatives that have the potential to do real long term harm to the economic function of the U.S. While these factors are of real concern, they seem to us to offer a less immediate threat. Our sense is that current, constructive market forces will prevail in the short to intermediate term.

Within the equity markets, a transition is underway from the distressed and non-U.S. sectors that provided leadership from the March lows. If our basic assumptions are correct, we should see the next phase of advance led by sectors that are more closely tied to the cyclical health of the domestic economy. Included among these are consumer discretionary, manufacturing, technology, transportation and construction groups. We have shifted the emphasis of the portfolio toward these general themes.

As always, we are thankful for your continued support and welcome any direct inquiry.

Yours sincerely,

Michael C. Aronstein

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Current and future portfolio holdings are subject to risk.

Opinions expressed are those of Marketfield Asset Management and are subject to changes are not guaranteed and should not be considered recommendations to buy or sell a security.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested, however a mutual fund investor’s risk is limited to the amount invested in a fund. The Fund may also use options and future contracts, which may have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments section of this report.

The Marketfield Fund is distributed by Quasar Distributors, LLC (7/09)

MARKETFIELD FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/08 – 5/31/09).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees and dividends on short positions. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Marketfield Fund
	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Expenses Paid During Period 12/1/08 – 5/31/09*
Actual**	$1,000.00	$1,130.30	$12.00

Hypothetical (5% return before expenses)***	$1,000.00	$1,016.28	$11.25
*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Excluding dividends on short positions, your actual cost of investing in the Fund would be $9.29.
***	Excluding dividends on short positions, your hypothetical cost of investing in the Fund would be $8.80.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation and income. The Fund seeks to achieve its investment objective by investing primarily in common and preferred stocks and other equity instruments, bonds and other fixed income securities, and other investment companies, including exchange-traded funds (“ETFs”) and money market funds in proportions consistent with the Adviser’s evaluation of their expected risks and returns. In making these allocations the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macro level, anticipated inflation and interest rates, consumer risk and the status of the market as a whole. The Fund’s assets may be allocated between equity securities and fixed-income securities at the discretion of the Adviser. The Fund’s allocation of portfolio assets as of May 31, 2009 is shown below.

Total Returns as of May 31, 2009

	Marketfield Fund		S&P 500 Index
Six Months		13.03%		4.05%

One Year	-	5.36%	-	32.57%

Average Annual Since Inception (7/31/07)		1.00%	-	20.24%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-236-4298. The Fund imposes a 1.00% redemption fee on shares held less than sixty days. Performance quoted reflects the redemption fee. If redemption fee were not reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

MARKETFIELD FUND

Investment Highlights (Continued)

(Unaudited)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Portfolio allocations are subject to change.

*	Inception Date

MARKETFIELD FUND

Schedule of Investments

May 31, 2009

	Shares	Value
COMMON STOCKS 66.10%

Airlines 2.44%
British Airways Plc(a)	139,000	$349,353
Continental Airlines, Inc.(a)	28,900	269,348
JetBlue Airways Corp.(a)	67,000	303,510
US Airways Group, Inc.(a)	50,000	129,000

		1,051,211

Automobiles 1.60%
Ford Motor Co.(a)	120,000	690,000

Biotechnology 0.88%
Amgen, Inc.(a)	7,600	379,544

Capital Markets 1.06%
Morgan Stanley	15,000	454,800

Chemicals 3.35%
Monsanto Co.	6,200	509,330
Potash Corp. of Saskatchewan Inc.	4,600	532,864
Sociedad Quimica y Minera de Chile SA — ADR	11,000	399,960

		1,442,154

Commercial Banks 2.31%
Bank of America Corp.	23,000	259,210
Barclays PLC — ADR	38,000	733,780

		992,990

Computers & Peripherals 4.22%
Apple Computer, Inc.(a)	5,000	679,050
EMC Corp.(a)	41,600	488,800
International Business Machines Corp.	6,100	648,308

		1,816,158

Construction & Engineering 0.97%
Fluor Corp.	8,900	418,122

Diversified Financial Services 0.11%
Shariah Capital Inc.(a)(c)(d)	25,000	46,250

Electric Utilities 1.49%
Consolidated Edison, Inc.	5,200	184,392
Enersis SA — ADR	26,600	455,126

		639,518

Energy Equipment & Services 1.94%
Core Laboratories NV	3,600	341,784
Transocean Ltd.(a)	6,200	492,776

		834,560

Food & Staples Retailing 2.35%
Costco Wholesale Corp.	12,500	606,500
Wal-Mart de Mexico SAB de CV(a)	138,000	405,720

		1,012,220

Hotels, Restaurants & Leisure 0.95%
McDonald’s Corp.	6,900	407,031

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

May 31, 2009

	Shares	Value
Household Durables 3.05%
MDC Holdings, Inc.	9,600	$294,816
Pulte Homes, Inc.	39,000	343,200
Ryland Group, Inc.	18,000	307,440
Toll Brothers, Inc.(a)	19,700	366,026

		1,311,482

Insurance 1.54%
AON Corp.	4,500	162,000
Travelers Companies, Inc.	12,300	500,118

		662,118

Internet Software & Services 1.74%
Google, Inc.(a)	1,800	751,014

IT Services 0.94%
Mastercard, Inc.	2,300	405,559

Machinery 0.55%
Foster LB Co.(a)	8,200	239,112

Metals & Mining 17.92%
Agnico-Eagle Mines Ltd.	11,700	723,762
Barrick Gold Corp.	18,900	719,712
BHP Billiton Ltd. — ADR	10,300	579,272
Carpenter Technology Corp.	27,500	618,200
Cia de Minas Buenaventura SA — ADR	32,800	929,224
Freeport-McMoRan Copper & Gold, Inc.	13,100	713,033
Newmont Mining Corp.	13,600	664,632
Rio Tinto Plc — ADR	5,100	925,344
Taseko Mines Ltd.(a)	400,000	692,000
Vale SA — ADR	29,200	559,180
Yamana Gold, Inc.	50,000	588,500

		7,712,859

Multiline Retail 2.80%
Family Dollar Stores, Inc.	26,500	802,155
Sears Holdings Corp.(a)	7,100	403,635

		1,205,790

Oil, Gas & Consumable Fuels 3.86%
EnCana Corp.	10,800	598,644
Occidental Petroleum Corp.	7,200	483,192
XTO Energy, Inc.	13,600	581,672

		1,663,508

Pharmaceuticals 0.71%
Eli Lilly & Co.	8,800	304,216

Road & Rail 2.62%
Landstar System, Inc.	16,000	608,000
Old Dominion Freight Line Inc.(a)	17,600	518,320

		1,126,320

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

May 31, 2009

	Shares	Value
Semiconductors & Semiconductor Equipment 4.32%
Applied Materials, Inc.	41,600	$468,416
Cypress Semiconductor Corp.(a)	38,000	326,800
Intel Corp.	31,500	495,180
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	52,200	571,068

		1,861,464

Software 0.95%
Check Point Software Technologies(a)	17,600	410,960

Trading Companies & Distributors 1.43%
W.W. Grainger, Inc.	7,800	614,874

TOTAL COMMON STOCKS (Cost $22,719,267)		28,453,834

EXCHANGE-TRADED FUNDS 9.96%
iShares MSCI Mexico Index Fund	10,100	370,064
Market Vectors-Agribusiness ETF(a)	24,000	886,560
ProShares Ultra Financials	180,000	739,800
ProShares UltraShort Real Estate	10,000	195,500
SPDR S&P Homebuilders	44,000	531,080
SPDR S&P Retail	57,000	1,565,220

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,608,507)		4,288,224

INVESTMENT COMPANIES 0.95%
KKR Financial Holdings LLC	325,000	406,250

TOTAL INVESTMENT COMPANIES (Cost $355,430)		406,250

	Contracts
PURCHASED OPTIONS 0.19%
Yamana Gold Inc. Expiration: July 2009, Exercise Price: $10.00	397	79,797

TOTAL PURCHASED OPTIONS (Cost $39,314)		79,797

	Principal Amount	Value
SHORT TERM INVESTMENTS 16.04%
AIM STIT — Treasury Portfolio	$5,587,248	5,587,248
United States Treasury Bills 0.000% Coupon, 0.290%(b) Effective Yield, 10/22/2009(d)	1,320,000	1,318,873

TOTAL SHORT TERM INVESTMENTS (Cost $6,905,727)		6,906,121

Total Investments (Cost $33,628,245) 93.24%		40,134,226
Other Assets in Excess of Liabilities 6.76%		2,909,938

TOTAL NET ASSETS 100.00%		$43,044,164

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing
(b)	Effective yield based on purchase price. The calculation assumes the security is held to maturity.
(c)	The Adviser has determined this security to be illiquid.
(d)	All or a portion of this security is pledged as collateral for short positions.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

May 31, 2009

	Shares	Value
iShares Barclays 20+ Year Treasury Bond Fund(1)	14,500	$1,364,740
iShares MSCI Germany Index Fund(1)	40,000	772,800
The Macerich Co.	34,300	578,984

TOTAL SECURITIES SOLD SHORT (Proceeds $2,549,124)		$2,716,524

(1)	Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Open Futures Contracts

May 31, 2009

Description	Number of Contracts Purchased	Contract Value	Settlement Month	Unrealized Appreciation/ (Depreciation)
Cotton #2	26	$740,610	July-09	$154,532
Gold 100 oz.	8	786,480	December-09	43,156
Heating Oil	18	1,295,028	August-09	107,032
Lead	26	1,013,675	June-09	168,784
Nickel	11	916,476	June-09	210,228
Zinc	20	773,375	June-09	142,038
Natural Gas	17	716,380	October-09	(37,971)
Palladium	49	1,163,505	September-09	34,049
Platinum	19	1,136,200	July-09	69,926
Rough Rice	33	814,770	July-09	(71,620)
Silver	11	858,550	July-09	118,306
Wheat	25	857,500	December-09	124,436

Total Futures Contracts Purchased		$11,072,549		$1,062,896

Description	Number of Contracts Sold	Contract Value	Settlement Month	Unrealized Appreciation/ (Depreciation)
Long Gilt	5	$947,713	September-09	$19,806

Total Futures Contracts Sold		$947,713		$19,806

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets and Liabilities

May 31, 2009
Assets
Investments, at value (cost $33,628,245)	$40,134,226
Foreign Currencies (cost $22,770)	23,146
Cash	10,391
Dividends and interest receivable	30,557
Deposit for short sales at broker	5,040,042
Deposit for futures at broker	411,454
Receivable for Fund shares issued	56,000
Receivable for investments sold	147,298
Other assets	8,032

Total Assets	45,861,146

Liabilities
Securities sold short, at market value (proceeds $2,549,124)	2,716,524
Payable to affiliates	21,158
Payable to Adviser	25,058
Accrued expenses and other liabilities	54,242

Total Liabilities	2,816,982

Net Assets	$43,044,164

Net Assets Consist Of:
Paid-in capital	$39,979,284
Accumulated net investment loss	(5,435)
Accumulated net realized loss	(4,350,448)
Net unrealized appreciation (depreciation) on:
Investments	6,465,498
Foreign currency translation	(520)
Purchased options	40,483
Futures contracts	1,082,702
Short transactions	(167,400)

Net Assets	$43,044,164

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)(1)	4,228,703

Net asset value, redemption price and offering price per share	$10.18

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Year Ended May 31, 2009
Investment Income
Dividend income(1)	$448,663
Interest income	12,026

Total Investment Income	460,689

Expenses
Advisory fees	369,183
Dividends on short positions	112,688
Custody fees	42,505
Administration fees	39,947
Fund accounting fees	28,444
Audit and tax fees	28,159
Transfer agent fees and expenses	25,732
Federal and state registration fees	19,660
Reports to shareholders	16,212
Legal fees	9,077
Chief Compliance Officer fees and expenses	8,265
Trustees’ fees and related expenses	2,234
Other expenses	2,517

Total Expenses	704,623
Less waivers and reimbursement by Adviser	(113,579)

Net Expenses	591,044

Net Investment Loss	(130,355)

Realized And Unrealized Gain (loss) on Investments
Net realized gain (loss) from:
Investments	(6,971,137)
Foreign currency translation	(886)
Purchased options	(359,270)
Futures contracts closed	231,108
Short transactions	2,769,310
Change in net unrealized appreciation (depreciation) on:
Investments	6,124,467
Foreign currency translation	(844)
Purchased options	40,483
Futures contracts	1,082,702
Short transactions	(239,758)

Net Realized And Unrealized Gain on Investments	2,676,175

Net Increase In Net Assets From Operations	$2,545,820

(1)	Net of $5,257 in withholding tax.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

	Year Ended May 31, 2009	Period Ended May 31, 2008(1)
From Operations
Net investment loss	$(130,355)	$(59,317)
Net realized gain (loss) from:
Investments	(6,971,137)	(192,378)
Foreign currency translation	(886)	4
Purchased options	(359,270)	56,270
Written options	—	14,050
Futures contracts closed	231,108	—
Short transactions	2,769,310	173,345
Change in net unrealized appreciation (depreciation) on:
Investments	6,124,467	341,031
Foreign currency translation	(844)	324
Purchased options	40,483	—
Futures contracts	1,082,702	—
Short transactions	(239,758)	72,358

Net increase in net assets from operations	2,545,820	405,687

From Distributions
Net realized gain on investments	(12,136)	—

Net decrease in net assets resulting from distributions paid	(12,136)	—

From Capital Share Transactions
Proceeds from shares sold	36,334,850	11,278,071
Net asset value of shares issued in reinvestment of distributions to shareholders	11,978	—
Payments for shares redeemed(2)	(7,520,041)	(65)

Net increase in net assets from capital share transactions	28,826,787	11,278,006

Total Increase in Net Assets	31,360,471	11,683,693

Net Assets:
Beginning of period	11,683,693	—

End of period	$43,044,164	$11,683,693

(1)	The Fund commenced operations on July 31, 2007.
(2)	Net of redemption fees of $6,519.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended May 31, 2009		Period Ended May 31, 2008(1)
Net Asset Value, Beginning of Period	$10.76		$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	(0.55)		0.81

Total from investment operations	(0.58)		0.76

Less distributions paid:
From net realized gain on investments	(0.00	)(6)	—

Total distributions paid	(0.00	)(6)	—

Net Asset Value, End of Period	$10.18		$10.76

Total Return(2)	(5.36)%		7.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$43,044		$11,684

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)(4)	2.67%		5.98%
After waiver and expense reimbursement(3)(4)	2.24%		2.97%

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(3)(5)	(0.92)%		(4.33)%
After waiver and expense reimbursement(3)(5)	(0.49)%		(1.32)%

Portfolio turnover rate(2)	226.79%		123.43%

(1)	The Fund commenced operations on July 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized.
(4)

The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 2.24% and 1.81%, and 5.01% and 2.00%, for the periods ended May 31, 2009 and May 31, 2008, respectively.

(5)	The net investment loss ratios included dividends on short positions.
(6)	Distributions paid from net realized gain on investments rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

May 31, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on July 31, 2007. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Marketfield Asset Management, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2009

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund has adopted SFAS No. 157. The adoption of SFAS No. 157 did not have any material effect on the Funds’ net asset values.

FAS 157 — Summary of Fair Value at May 31, 2009

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s investments carried at fair value:

Description	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities	$38,815,353	$1,318,873	—	$40,134,226
Other Financial Instruments*	$1,082,702	—	—	$1,082,702

Liabilities:
Short Sales	$2,716,524	—	—	$2,716,524

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and options which are valued at the unrealized appreciation/depreciation on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for interim and annual periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of May 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under statement 133	Balance Sheet Location	Fair Value
Commodity contracts	Assets; Receivables	$1,082,702

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2009

The effect of derivative instruments on the Statement of Operations for the period June 1, 2008 through November 30, 2008 and through December 1, 2008, through May 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under statement 133	Statement of Operations Location	Period December 1, 2008 through May 31, 2009
Commodity contracts	Net realized gain (loss) on futures contracts closed	$231,108

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under statement 133	Statement of Operations Location	Period December 1, 2008 through May 31, 2009
Commodity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,082,702

(b)	Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2009

segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

When the Fund purchases on option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statement of Assets and Liabilities as an equivalents asset. The amount of the liability is subsequently marked to market to reflect the current value of the option purchased.

Options expose the Fund to counterparty credit risk. The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover potential obligations.

The Fund did not have any transactions in options written during the year ended May 31, 2009.

(e)	Futures

The Fund may enter into futures contracts trades on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation of value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for the futures contacts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents, or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2009

contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

(f)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(g)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the year ended May 31, 2009 the Fund retained $6,519 of redemption fees.

(j)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(k)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(l) New Accounting Pronouncements

In April 2009, FASB Staff Position 157-4, “Determining Fair Value when the Volume and Level of Activity” for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are not Orderly, was

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2009

issued and is effective for periods ending after June 15, 2009. FASB Staff Position 157-4 is intended to provide additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. This FASB Staff Position also provides guidance on identifying circumstances that indicate a transaction is not orderly. At this point, management is evaluating the implications of FASB Staff Position 157-4 and the impact, if any, on the Fund’s financial statements.

(3)	Federal Tax Matters

Distributions paid to shareholders for the years ended May 31, 2008 and May 31, 2009 were as follows:

	Ordinary Income	Long-term Capital Gains
May 31, 2008	$—	$—
May 31, 2009	$8,476	$3,660

As of May 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$34,357,564

Gross tax unrealized appreciation	$8,516,330
Gross tax unrealized depreciation	(1,824,886)

Net tax unrealized depreciation	$6,691,444

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated gains	$(3,626,564)

Total accumulated gains	$3,064,880

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales.

At May 31, 2009, the Fund had accumulated net realized capital loss carryovers of $674,215 which will expire on May 31, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At May 31, 2009 the Fund deferred, on a tax basis, $1,869,647 of post-October losses.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income (Loss)	$121,681
Accumulated Net Realized Gain (Loss)	$3,828
Paid-in Capital	$(125,509)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008.

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2009

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2009. At May 31, 2009, the fiscal years 2008 and 2009 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.40% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed (a) 2.00% through November 6, 2008; and (b) 1.75% on and after November 7, 2008 (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended May 31, 2009, expenses of $113,579 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2011	$135,162
2012	$113,579

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended May 31, 2009	Period Ended May 31, 2008(1)
Shares Sold	3,990,452	1,085,758
Shares issued to holders in reinvestment of distribution	1,356	—
Shares Redeemed	(848,857)	(6)

Net Increase	3,142,951	1,085,752

(1)	The Fund commenced operations on July 31, 2007.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2009, were $73,193,158 and $49,352,634 respectively.

MARKETFIELD FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Marketfield Fund and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities of Marketfield Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of May 31, 2009, and the related statement of operations for the year then ended and, the statements of changes in net assets and the financial highlights for each of the two periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and open trades as of May 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2009, and the results of its operations for the year then ended and, the changes in its net assets and financial highlights for each of the two periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

July 29, 2009

MARKETFIELD FUND

Additional Information

(Unaudited)

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code 871(k)(2)(c) for the Fund was 100.00%.

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	1	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–Present); Director, Flight Standards & Training (1990–1999).	1	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(2) 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	1	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer	Indefinite Term; Since January 23, 2009	Attorney, Compliance Officer, U.S. Bancorp Fund Services, LLC (2008-present); Attorney, Investment Management, Quarles & Brady, LLP (2007-2008); Student, University of Pennsylvania (2004-2007).	N/A	N/A

Rachael A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

(1)

The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

(2)

Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Marketfield Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Marketfield Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-236-4298. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-888-236-4298, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2009	FYE 5/31/2008
Audit Fees	$23,600	$22,000
Audit-Related Fees	0	0
Tax Fees	$4,600	$4,400
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2009	FYE 5/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2009	FYE 5/31/2008
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	7/31/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President

Date	7/31/2009

By (Signature and Title)	/s/ John Buckel
John Buckel, Treasurer

Date	7/31/2009